PROSPECTUS

THE INCOME FUND OF AMERICA, INC.(R)

AN OPPORTUNITY FOR CURRENT INCOME
AND, SECONDARILY, GROWTH OF CAPITAL
FROM A DIVERSIFIED PORTFOLIO OF
SECURITIES INCLUDING STOCKS AND
BONDS

OCTOBER 1, 1995
(amended March 1, 1996)

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                       THE INCOME FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111


The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated October 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

06-010-0396

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SUMMARY OF
EXPENSES

Average annual
expenses paid over a
10-year period would
be approximately $13
per year, assuming a
$1,000 investment and
a 5% annual return.


               TABLE OF CONTENTS

 Summary of Expenses..............................2

 Financial Highlights.............................3

 Investment Objective and Policies................3

 Certain Securities and Investment Techniques.....4

 Investment Results...............................8

 Dividends, Distributions and Taxes...............8

 Fund Organization and Management.................9

 The American Funds Shareholder Guide.............12-20

 Purchasing Shares................................12

 Reducing Your Sales Charge.......................15

 Shareholder Services.............................16

 Redeeming Shares.................................18

 Retirement Plans.................................20



            IMPORTANT PHONE NUMBERS

    Shareholder Services: 800/421-0180 ext. 1

    Dealer Services: 800/421-9900 ext. 11

    American FundsLine(R) 800/325-3590
     (24-hour information)


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................  0.32%
12b-1 expenses........................................................  0.23%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.10%
Total fund operating expenses.........................................  0.65%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./4/                              $64     $77     $92     $134

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")
/2/ Any defined contribution plan qualified under Section 401(a) of the Internal
    Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

2

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          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1995 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche llp, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            --------------------------------------------------------------------------------
                             1995     1994     1993    1992    1991    1990    1989    1988    1987    1986
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11  $11.68
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Income from Investment
   Operations:
   Net investment income..      .85      .83     .85     .85     .86     .82     .90     .82     .82     .90
   Net realized and
    unrealized gain
    (loss) on invest-
    ments.................     1.29     (.53)    .74    1.48     .53   (.67)    1.68    (.68)   1.08    1.21
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90    2.11
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Less Distributions:
   Distributions from net
    investment income.....     (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)   (.88)
   Distributions from net
    realized gains........     (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)   (.80)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..     (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)  (1.68)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                            =======  =======  ======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%  19.87%
  Ratios/Supplemental
   Data:
   Net Assets, end of
    year (in millions)....  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943  $  546
   Ratio of expenses to
    average net assets....      .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%    .55%
   Ratio of net income to
    average net assets....     6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%   7.32%
   Portfolio turnover
    rate..................    26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%  41.48%

 --------
 /1/ Excludes maximum sales charge of 5.75%.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of
   The fund aims to    capital.
   provide you with
     current income    The portfolio of the fund is managed to earn current
  while secondarily    income on, and to anticipate long-term capital growth
       striving for    of, the portfolio as a whole rather than any individual
    capital growth.    security in it. The fund may invest in common and pre-
                       ferred stocks, straight debt securities (including gov-ernment securities) or debt securities with equity con-version or purchase rights, and cash and cash equiva-lents. In addition, the fund may invest in various mortgage-related securities including those issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and collateralized obligations (CMOs) and mortgage-backed bonds. The fund may also invest to a very limited ex-tent in inverse floating rate notes (a type of deriva-tive instrument). (See the statement of additional in-formation for a description of cash equivalents, mort-gage- related securities and inverse floating rate notes.) The mix of these securities is determined on the basis of existing and anticipated conditions. The relative percentages of each type of security in the portfolio may be expected to fluctuate and at times the fund may be invested solely in fixed-income securities or solely in equity securities. The fund may also

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                       invest no more than 10% of its assets in equity securi-
                       ties of issuers which are not included in the Standard
                       & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. Furthermore, the fund may invest in fixed-income securities of issuers domiciled outside the U.S. pro-vided such fixed-income securities are U.S. dollar-de-nominated. The fund will maintain at least 65% of the value of its total assets in income-producing securi-ties under normal market conditions.

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income investments was 44%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1995 was as follows: Aaa/AAA-20.01%; Aa/AA-0.42%; A/A-1.91%;
                       Baa/BBB-6.09%; Ba/BB-5.29%; B/B-9.01%; and Caa/CCC-
                       0.76%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend primarily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       Achievement of the fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject

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                       to greater price fluctuations. These fluctuations in
                       the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the op-portunity for leverage similarly increases.


                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual

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                       restrictions on resale and may not be resold except
                       pursuant to a registration statement under the Securi-ties Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for exam-ple, private placements sold pursuant to Rule 144A. Ac-cordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of direc-tors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportunities.
                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

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
                                                                           YEARS OF EXPERIENCE AS
                                                                            PORTFOLIO COUNSELOR
 PORTFOLIO COUNSELORS             PRIMARY TITLE(S)                             (AND RESEARCH
          FOR                                                           PROFESSIONAL, IF APPLICABLE)
  THE INCOME FUND OF                                                       FOR THE INCOME FUND OF
     AMERICA, INC.                                                      AMERICA, INC. (APPROXIMATE)
-------------------------------------------------------------------------------------------------------
 Stephen E. Bepler             Senior Vice President of the fund.    11 years (in addition to 11 years
                               Senior Vice President and Director,   as a research professional prior
                               Capital Research Company*             to becoming a portfolio
                                                                     counselor for the fund)
-------------------------------------------------------------------------------------------------------
 Abner D. Goldstine            Senior Vice President of the fund.    22 years
                               Senior Vice President and Director,
                               Capital Research and Management
                               Company
-------------------------------------------------------------------------------------------------------
 Gregg E. Ireland              Vice President, Capital Research and  6 years (in addition to 5 years as
                               Management Company                    a research professional prior
                                                                     to becoming a portfolio
                                                                     counselor for the fund)
-------------------------------------------------------------------------------------------------------

 Janet A. McKinley             Executive Vice President of the fund. 2 years (in addition to 8 years
                               Senior Vice President,                as a research professional prior
                               Capital Research Company*             to becoming a portfolio
                                                                     counselor for the fund)
-------------------------------------------------------------------------------------------------------
 George A. Miller              President of the fund.                20 years
                               Senior Vice President and Director,
                               Capital Research and Management Com-
                               pany
-------------------------------------------------------------------------------------------------------
 Dina Perry                    Vice President of the fund.           3 years
                               Vice President, Capital Research and
                               Management Company
-------------------------------------------------------------------------------------------------------
 Richard T. Schotte            Senior Vice President of the fund.    17 years
                               Senior Vice President, Capital
                               Research and Management Company
-------------------------------------------------------------------------------------------------------
 John H. Smet                  Vice President of the fund.           3 years
                               Vice President, Capital
                               Research and Management Company

                            YEARS OF EXPERIENCE AS
                            INVESTMENT PROFESSIONAL
                                 (APPROXIMATE)
                          WITH CAPITAL
                          RESEARCH AND
 PORTFOLIO COUNSELORS     MANAGEMENT
          FOR             COMPANY OR
  THE INCOME FUND OF         ITS
     AMERICA, INC.        AFFILIATES       TOTAL YEARS
-------------------------------------------------------
 Stephen E. Bepler         23 years         29 years
-------------------------------------------------------
 Abner D. Goldstine        28 years         43 years
-------------------------------------------------------
 Gregg E. Ireland          22 years         22 years
-------------------------------------------------------
 Janet A. McKinley         13 years         19 years
-------------------------------------------------------
 George A. Miller          20 years         34 years
-------------------------------------------------------
 Dina Perry                 4 years         29 years
-------------------------------------------------------
 Richard T. Schotte        18 years         28 years
-------------------------------------------------------
 John H. Smet              12 years         13 years

 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
                                                                               7

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield and/or total return basis for various periods,
  return of +13.29%    with or without sales charges. Results calculated with-
   a year (assuming    out a sales charge will be higher. Total returns assume
  the maximum sales    the reinvestment of all dividends and capital gain dis-
   charge was paid)    tributions.
      under Capital
       Research and    As of June 30, 1995, the fund's yield for the past 30-
         Management    day period was 5.36%, and total return over the past 12
          Company's    months and average annual total returns over the past
         management    five- and ten-year periods were +9.60%, +10.34% and
  (December 1, 1973    +11.11%, respectively. These results were calculated in
   through June 30,    accordance with Securities and Exchange Commission
             1995).    rules which require that the maximum sales charge be
                       deducted. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address in-dicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    FEDERAL TAXES The fund intends to operate as a "regu-
      September and    lated investment company" under the Internal Revenue
          December.    Code. In any fiscal year in which the fund so qualifies
                       and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EX-CHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to with-hold 30% or the applicable tax treaty rate from divi-dends paid to certain nonresident alien, non-U.S. part-nership and non-U.S. corporation shareholder accounts.

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                       This is a brief summary of some of the tax laws that
                       affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1969 and
         MANAGEMENT    reorganized as a Maryland corporation in 1983. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $12 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.24%, 0.26%, 0.28%, 0.30%, 0.33% and 0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management

-------------------------------------------------------------------------------

                       Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

--------------------------------------------------------------------------------

                  TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $7,211,000 for the fiscal year ended July 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                        AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   SERVICE      ADDRESS                AREAS SERVED
                    AREA
                  --------------------------------------------------------------
                  WEST      P.O. Box 2205                AK, AZ, CA, HI, ID,
                            Brea, CA 92622-2205          MT, NV, OR, UT, WA and
                            Fax: 714/671-7080            outside the U.S.
                  --------------------------------------------------------------
                  CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                  WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                            Fax: 210/530-4050            OK, SD, TX, and WY
                  --------------------------------------------------------------
                  CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                  EAST      Indianapolis, IN 46206-6007  MS, OH, TNand WI
                            Fax: 317/735-6620
                  --------------------------------------------------------------
                   EAST      P.O. Box 2280               CT, DE, FL, GA, MA,
                             Norfolk, VA 23501-2280      MD, ME, NC, NH, NJ,
                             Fax: 804/670-4773           NY, PA, RI, SC, VA,
                                                         VT, WV and Washington,
                                                         D.C.
                  --------------------------------------------------------------
                    ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                     COMPANY AT 800/421-0180 FOR SERVICE.
                  --------------------------------------------------------------


                              [MAP OF THE UNITED STATES OF AMERICA]


                  --------------------------------------------------------------
                   West (light grey); Central-West (white); Central-East
                   (dark grey), East (gold)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE


  PURCHASING SHARES    METHOD    INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------
    Your investment    By         See "Investment      $50 minimum (except
    dealer can help    contacting Minimums and Fund    where a lower
 you establish your    your       Numbers" for         minimum is noted
  account--and help    investment initial              under "Investment
      you add to it    dealer     investment           Minimums and Fund
 whenever you like.               minimums.            Numbers").
                                  Visit any            Mail directly to
                                  investment dealer    your investment
                                  who is registered    dealer's address
                                  in the state         printed on your
                                  where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                               MINIMUM
                               INITIAL    FUND
  FUND                        INVESTMENT NUMBER
  ----                        ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R).........        $1,000     02
  American Balanced
   Fund(R)..............           500     11
  American Mutual
   Fund(R)..............           250     03
  Capital Income
   Builder(R)...........         1,000     12
  Capital World Growth
   and Income Fund(SM)..         1,000     33
  EuroPacific Growth
   Fund(R)..............           250     16
  Fundamental
   Investors(SM)........           250     10
  The Growth Fund of
   America(R)...........         1,000     05
  The Income Fund of
   America(R)...........         1,000     06
  The Investment Company
   of America(R)........           250     04
  The New Economy
   Fund(R)..............         1,000     14
  New Perspective
   Fund(R)..............           250     07
  SMALLCAP World
   Fund(SM).............         1,000     35
  Washington Mutual In-
   vestors Fund(SM).....           250     01


                              MINIMUM
                              INITIAL    FUND
  FUND                       INVESTMENT NUMBER
  ----                       ---------- ------
  BOND FUNDS
  American High-Income Mu-
   nicipal Bond FundSM....     $1,000     40
  American High-Income
   Trust(R)...............      1,000     21
  The Bond Fund of
   America(SM)............      1,000     08
  Capital World Bond
   Fund(R)................      1,000     31
  Intermediate Bond Fund
   of America(R)..........      1,000     23
  Limited Term Tax-Exempt
   Bond Fund of
   America(SM)............      1,000     43
  The Tax-Exempt Bond Fund
   of America(SM).........      1,000     19
  The Tax-Exempt Fund of
   California(R)*.........      1,000     20
  The Tax-Exempt Fund of
   Maryland(R)*...........      1,000     24
  The Tax-Exempt Fund of
   Virginia(R)*...........      1,000     25
  U.S. Government Securi-
   ties Fund(SM)..........      1,000     22

  MONEY MARKET FUNDS
  The Cash Management
   Trust of America(R)....      2,500     09
  The Tax-Exempt Money
   Fund of America(SM)....      2,500     39
  The U.S. Treasury Money
   Fund of America(SM)....      2,500     49

 --------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000......               6.10%     5.75%       5.00%
               $50,000 but less than
                $100,000..............               4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000......               4.99      4.75        4.00
               $25,000 but less than
                $50,000...............               4.71      4.50        3.75
               $50,000 but less than
                $100,000..............               4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000.      3.63      3.50        2.75
               $250,000 but less than $500,000.      2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more.....               none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)

                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

PROSPECTUS

for Eligible Retirement Plans

THE INCOME FUND OF AMERICA, INC.(R)

AN OPPORTUNITY FOR CURRENT INCOME
AND, SECONDARILY, GROWTH OF CAPITAL FROM A
DIVERSIFIED PORTFOLIO OF SECURITIES
INCLUDING STOCKS AND BONDS

OCTOBER 1, 1995
(amended March 1, 1996)

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                       THE INCOME FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated October 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 06-010-0396

-------------------------------------------------------------------------------

SUMMARY OF EXPENSES

Average annual
expenses paid over a
10-year period would
be approximately $8
per year, assuming a
$1,000 investment and
a 5% annual return.



                  TABLE OF CONTENTS

  Summary of Expenses..............................   2
  Financial Highlights.............................   3
  Investment Objective and Policies................   3
  Certain Securities and Investment Techniques.....   4
  Investment Results...............................   7
  Dividends, Distributions and Taxes...............   7
  Fund Organization and Management.................   8
  Purchasing Shares................................  10
  Shareholder Services.............................  11
  Redeeming Shares.................................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................    0.32%
12b-1 expenses........................................................    0.23%
Other expenses (including audit, legal, shareholder services, transfer
 agent and custodian expenses)........................................    0.10%/2/
Total fund operating expenses.........................................    0.65%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $7      $21     $36     $81

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------


          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1995 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche llp, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            --------------------------------------------------------------------------------
                             1995     1994     1993    1992    1991    1990    1989    1988    1987    1986
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11  $11.68
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Income from Investment
   Operations:
   Net investment income..      .85      .83     .85     .85     .86     .82     .90     .82     .82     .90
   Net realized and
    unrealized gain
    (loss) on investments      1.29     (.53)    .74    1.48     .53   (.67)    1.68    (.68)   1.08    1.21
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90    2.11
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Less Distributions:
   Distributions from net
    investment income.....     (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)   (.88)
   Distributions from net
    realized gains........     (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)   (.80)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..     (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)  (1.68)
                            -------  -------  ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                            =======  =======  ======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%  19.87%
  Ratios/Supplemental
   Data:
   Net Assets, end of
    year (in millions)....  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943  $  546
   Ratio of expenses to
    average net assets....      .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%    .55%
   Ratio of net income to
    average net assets....     6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%   7.32%
   Portfolio turnover
    rate..................    26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%  41.48%

 --------
 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of
   The fund aims to    capital.
   provide you with
     current income    The portfolio of the fund is managed to earn current
  while secondarily    income on, and to anticipate long-term capital growth
       striving for    of, the portfolio as a whole rather than any individual
    capital growth.    security in it. The fund may invest in common and pre-
                       ferred stocks, straight debt securities (including gov-ernment securities) or debt securities with equity con-version or purchase rights, and cash and cash equiva-lents. In addition, the fund may invest in various mortgage-related securities including those issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and collateralized mortgage obligations (CMOs) and mort-gage-backed bonds. The fund may also invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). (See the statement of addi-tional information for a description of cash equiva-lents, mortgage-related securities and inverse floating rate notes.) The mix of these securities is determined on the basis of existing and anticipated conditions.
                       The relative percentages of each type of security in the portfolio may be expected to fluctuate and at times the fund may be invested solely in fixed-income securi-ties or solely in equity securities. The fund may also invest no more than 10% of its assets in equity securi-ties of issuers which are not included in the Standard
                       & Poor's 500 Composite

-------------------------------------------------------------------------------

                       Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. Furthermore, the fund may invest in fixed-income securities of issuers domiciled outside the U.S. provided such fixed-income securities are U.S. dollar-denominated. The fund will maintain at least 65% of the value of its total assets in income-producing securities under normal market con-ditions.

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income in-vestments was 44%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1995 was as follows: Aaa/AAA-20.01%; Aa/AA-0.42%; A/A-1.91%;
                       Baa/BBB-6.09%; Ba/BB-5.29%; B/B-9.01%; and Caa/CCC-
                       0.76%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend pri-marily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       Achievement of the fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities. See the statement of additional

-------------------------------------------------------------------------------

                       information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to

-------------------------------------------------------------------------------

                       uniform accounting, auditing and financial reporting standards and practices or regulatory requirements com-parable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confis-catory taxation; limitations on the removal of funds or other assets; political or social instability; the di-verse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversifi-cation opportunities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                              YEARS OF EXPERIENCE AS
                                                                  YEARS OF EXPERIENCE AS      INVESTMENT PROFESSIONAL
                                                                   PORTFOLIO COUNSELOR             (APPROXIMATE)
                                                                           (AND            WITH CAPITAL
                                                                  RESEARCH PROFESSIONAL,   RESEARCH AND
                                PRIMARY TITLE(S)                    IF APPLICABLE) FOR      MANAGEMENT
 PORTFOLIO COUNSELORS                                               THE INCOME FUND OF      COMPANY OR
 FOR THE INCOME FUND                                                  AMERICA, INC.             ITS
   OF AMERICA, INC.                                                   (APPROXIMATE)         AFFILIATES    TOTAL YEARS
----------------------------------------------------------------------------------------------------------------------
 Stephen E. Bepler         Senior Vice President of the fund.    11 years (in addition     23 years      29 years
                           Senior Vice President and Director,   to 11 years as a
                           Capital Research Company*             research professional
                                                                 prior to becoming a
                                                                 portfolio counselor for
                                                                 the fund)
----------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine        Senior Vice President of the fund.    22 years                  28 years      43 years
                           Senior Vice President and Director,
                           Capital Research and Management
                           Company
----------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland          Vice President, Capital Research and  6 years (in addition to   22 years      22 years
                           Management Company                    5 years as a research
                                                                 professional prior to
                                                                 becoming a portfolio
                                                                 counselor for the fund)
----------------------------------------------------------------------------------------------------------------------

 Janet A. McKinley         Executive Vice President of the fund. 2 years (in addition to   13 years      19 years
                           Senior Vice President, Capital Re-    8 years as a research
                           search                                professional prior to
                           Company*                              becoming a portfolio
                                                                 counselor for the fund)
----------------------------------------------------------------------------------------------------------------------
 George A. Miller          President of the fund. Senior Vice    20 years                  20 years      34 years
                           President and Director, Capital
                           Research and Management Company
----------------------------------------------------------------------------------------------------------------------
 Dina Perry                Vice President of the fund.           3 years                   4 years       29 years
                           Vice President, Capital Research and
                           Management Company
----------------------------------------------------------------------------------------------------------------------
 Richard T. Schotte        Senior Vice President of the fund.    17 years                  18 years      28 years
                           Senior Vice President, Capital
                           Research and Management Company
----------------------------------------------------------------------------------------------------------------------
 John H. Smet              Vice President of the fund.           3 years                   12 years      13 years
                           Vice President, Capital
                           Research and Management Company
----------------------------------------------------------------------------------------------------------------------
 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield and/or total return basis for various periods,
      return (at no    with or without sales charges. Results calculated
   sales charge) of    without a sales charge will be higher. Total returns
     +13.61% a year    assume the reinvestment of all dividends and capital
      under Capital    gain distributions.
       Research and
         Management    As of June 30, 1995, the fund's yield for the past 30-
          Company's    day period was 5.69%, and total return over the past 12
         management    months and average annual total returns over the past
  (December 1, 1973    five- and ten-year periods were +16.29%, +11.66% and
   through June 30,    +11.76%, respectively. These results were calculated in
             1995).    accordance with Securities and Exchange Commission
                       requirements at no sales charge. Of course, past results are not an indication of future results.
                       Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the
  distributions are    payment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally,
          December.    periodic distributions from the fund to your plan are
                       reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

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               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1969 and
         MANAGEMENT    reorganized as a Maryland corporation in 1983. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $12 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.24%, 0.26%, 0.28%, 0.30%, 0.33% and 0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by

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                       the Investment Company Institute's Advisory Group on
                       Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $7,211,000 for the fiscal year ended July 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any defined contribution plan qualified under Section
                       401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares--Contingent
                       Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will provide additional promotional incentives to dealers. Currently these incentives are limited to the top hundred dealers who have sold shares of the fund or other funds in The American Funds Group. The incentive payments will be based on a pro rata share of a qualifying dealer's sales.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

-------------------------------------------------------------------------------

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By              Your plan administrator/trustee must
                        contacting      send a letter of instruction
                        your plan       specifying the name of the fund, the
                        administrator/  number of shares or dollar amount to
                        trustee         be sold, and, if applicable, your
                                        name and account number. For your
                                        protection, if you redeem more than
                                        $50,000, the signatures of the
                                        registered owners (i.e., trustees or
                                        their legal representatives) must be
                                        guaranteed by a bank, savings
                                        association, credit union, or member
                                        firm of a domestic stock exchange or
                                        the National Association of
                                        Securities Dealers, Inc., that is an
                                        eligible guarantor institution. Your
                                        plan administrator/trustee should
                                        verify with the institution that it
                                        is an eligible guarantor prior to
                                        signing. Additional documentation may
                                        be required to redeem shares from
                                        certain accounts. Notarization by a
                                        Notary Public is not an acceptable
                                        signature guarantee.

                        By              Shares may also be redeemed through
                        contacting      an investment dealer; however, you or
                        an              your plan may be charged for this
                        investment      service. SHARES HELD FOR YOU IN AN
                        dealer          INVESTMENT DEALER'S STREET NAME MUST
                                        BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, subject to regulatory approval, on any investment made with no initial sales charge by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                        THE INCOME FUND OF AMERICA, INC.
                    March 1, 1996 Supplement to Prospectus
                             dated October 1, 1995

The third paragraph on page 3 is amended to read as follows:
The portfolio of the fund is managed to earn current income on, and to anticipate long-term capital growth of, the portfolio as a whole rather than any individual security in it. The fund may invest in common and preferred stocks, straight debt securities (including government securities) or debt securities with equity conversion or purchase rights, and cash and cash equivalents. In addition, the fund may invest in various mortgage-related securities including those issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and collateralized obligations
(CMOs) and mortgage-backed bonds. The fund may also invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). (See the statement of additional information for a description of cash equivalents, mortgage-related securities and inverse floating rate notes.) The mix of these securities is determined on the basis of existing and anticipated conditions. The relative percentages of each type of security in the portfolio may be expected to fluctuate and at times the fund may be invested solely in fixed-income securities or solely in equity securities. The fund may also invest no more than 10% of its assets in securities of issuers which are not included in the Standard and Poor's 500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. Furthermore, the fund may invest in fixed-income securities of issuers domiciled outside the U.S. provided such fixed-income securities are U.S. dollar-denominated. The fund will maintain at least 65% of the value of its total assets in income-producing securities under normal market conditions.

         Please keep this supplement with your copy of the Prospectus.